UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): November 3, 2018
_______________________

Welbilt, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices, including ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 3, 2018, the Audit Committee of the Board of Directors of Welbilt, Inc. (the “Company”), after considering the recommendation of management and after consulting with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (“PwC”), determined that the Company’s previously issued consolidated financial statements as of and for the year ended December 31, 2016 and the related report of PwC as it relates to such period as included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 should no longer be relied upon because of prior period errors. The errors primarily relate to the computation of income taxes associated with intercompany distributions by foreign entities and intercompany obligations in accordance with underlying agreements.

During the third quarter of 2018, the Company identified errors in the tax basis of a foreign subsidiary and incorrect amortization of the intangible assets held by the same entity. These errors, which related to a U.S. tax election made in connection with a 2008 acquisition, impacted the tax determinations of certain intercompany distributions between foreign subsidiaries, thereby resulting in an understatement of the U.S. tax liability.

In addition, the Company discovered certain intercompany transactions were not recorded on a timely basis. While these transactions have no impact to the Company’s consolidated pre-tax book income, they did result in an incorrect recognition of income tax expense or benefit recognized in each applicable jurisdiction, thereby resulting in an understatement of the U.S. tax liability.

Based on its preliminary assessment, the Company estimates the aggregate impact of these tax related errors, along with other previously identified errors that were recorded as out of period adjustments, on consolidated net earnings, calculated in accordance with accounting principles generally accepted in the U.S., to be as follows: decrease by approximately $1.0 million to $2.0 million for the year ended December 31, 2015, decrease by approximately $7.0 million to $9.0 million for the year ended December 31, 2016 and decrease by approximately $1.0 million to $2.0 million for the year ended December 31, 2017. Because the Company has not yet fully completed its review, the estimated impact set forth above is preliminary and subject to change.

The Company intends to file an amended Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K/A”) as soon as practicable. The consolidated financial statements of the Company as of and for the year ended December 31, 2016 will be restated, and as of and for the years ended December 31, 2015 and 2017 are expected to be revised, in each case, to reflect the correction of these tax errors. In addition, certain other adjustments, previously determined to be immaterial, individually and in the aggregate, will also be corrected in the restated and revised consolidated financial statements included in the Form 10-K/A. All relevant footnotes to the consolidated financial statements in the Form 10-K/A will also be restated or revised to reflect the items discussed above. In addition, all previously filed 2018, 2017 and 2016 quarterly information are expected to be revised.

The Company has reassessed the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures in light of the errors described above. The Company has determined that a material weakness relating to income taxes existed as of December 31, 2017 and through September 30, 2018, and therefore the Company’s internal controls over financial reporting and disclosure controls and procedures for income taxes were ineffective. In addition, the Company will also restate management’s report on internal control over financial reporting and its evaluation of disclosure controls and procedures (included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017) and will receive an adverse opinion on the internal control over financial reporting as of December 31, 2017 from PwC. Since management has not completed its evaluation of the impact of the errors on its internal control over financial reporting, there can be no assurance that additional control deficiencies which represent material weaknesses will not be identified. Further details and remediation plans will be included in the Form 10-K/A.

The Audit Committee of the Board of Directors has discussed the matters disclosed in this Item 4.02 with PwC.

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as "anticipates," "believes," "intends," "estimates," "targets," "expects," "could," "will," "may," "plans," "projects," "assumes," "should" or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this report are based on our current beliefs and expectations and speak only as of the date of this report. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those risks, uncertainties and factors described in our filings with the SEC. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the date of this report to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: November 5, 2018	By:	/s/ Haresh Shah
Haresh Shah
Executive Vice President & Chief Financial Officer